GREAT-WEST FUNDS, INC.

Great-West Invesco Small Cap Value Fund

Institutional Class Ticker: MXMYX

Investor Class Ticker: MXSVX

Supplement dated July 24, 2020 to the Prospectus and Summary Prospectus for

the Fund, dated April 29, 2020, as supplemented.

Notice of Merger Subject to Shareholder Approval

At meetings held on June 10-11, 2020 the Board of Directors of Great-West Funds, Inc. ("Great-West Funds"), including a majority of its directors who are not "interested persons" of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West Invesco Small Cap Value Fund, a series of Great-West Funds (the "Target Fund"), with and into the Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) another series of Great-West Funds (the "Acquiring Fund") (the "Merger"). The Merger does not require shareholder approval and is anticipated to be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated the Merger will be consummated on or about October 23, 2020, or on such other date as the officers of Great-West Funds determine (the "Closing Date"). As of the close of business on the Closing Date, beneficial owners of Institutional and Investor Class shares of the Target Fund will automatically receive a proportionate number of Institutional and Investor Class shares of the Acquiring Fund based on the respective class of the Target Fund's net asset value. Accordingly, when acquiring shares of the Target Fund prior to the Closing Date, you should also consider the strategies and risks of the Acquiring Fund. Please see the Prospectus or Summary Prospectus for the Acquiring Fund for further information on its strategies and risks.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 29, 2020, as supplemented.

Please keep this Supplement for future reference.